EXHIBIT 17
                                                                      ----------



                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this amendment to Schedule 13D. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement.

Date:    August 28, 2003


TAMMS INVESTMENT COMPANY,
LIMITED PARTNERSHIP

By:  TAMMS MANAGEMENT
     CORPORATION, MANAGING
     GENERAL PARTNER

By:  /s/ Micky Arison
     ----------------------------------
     Micky Arison, President


TAMMS MANAGEMENT
CORPORATION

By:  /s/ Micky Arison
     ----------------------------------
     Micky Arison, President


CONTINUED TRUST FOR MICKY
ARISON, JMD DELAWARE, INC.,
TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


MICKY ARISON 1997 HOLDINGS
TRUST, JMD DELAWARE, INC.,
TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


MA 1997 HOLDINGS, L.P., MA 1997
HOLDINGS, INC., GENERAL PARTNER

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Secretary


MA 1997 HOLDINGS, INC.

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Secretary


MICKY ARISON 1994 "B" TRUST,
JMD DELAWARE, INC., TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


MA 1994 B SHARES, L.P., MA 1994
B SHARES, INC., GENERAL PARTNER

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Secretary

MA 1994 B SHARES, INC.

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Secretary


/s/ Micky Arison
---------------------------------------
Micky Arison


SHARI ARISON IRREVOCABLE
GUERNSEY TRUST, BALLUTA
LIMITED, TRUSTEE

By:  /s/ Robert J. Banfield
     ----------------------------------
     Robert J. Banfield


CONTINUED TRUST FOR SHARI
ARISON DORSMAN, JMD
DELAWARE, INC., TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


TED ARISON 1994 IRREVOCABLE
TRUST FOR SHARI NO. 1, CITITRUST
(JERSEY) LIMITED, TRUSTEE

By:  /s/ Breege Jude
     ----------------------------------
     Breege Jude, Director


/s/ Shari Arison
---------------------------------------
Shari Arison


JMD DELAWARE, INC.

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


/s/ James M. Dubin
---------------------------------------
James M. Dubin


1992 IRREVOCABLE TRUST FOR LIN
NUMBER TWO, COUTTS (JERSEY)
LIMITED, TRUSTEE

By:  /s/ David Ballingall
     ----------------------------------
     David Ballingall


By:  /s/ James Nicholls
     ----------------------------------
     James Nicholls


THE TED ARISON FAMILY
FOUNDATION USA, INC.

By:  /s/ Arnaldo Perez
     ----------------------------------
     Arnaldo Perez


COUTTS (JERSEY) LIMITED

By:  /s/ David Ballingall
     ----------------------------------
     David Ballingall


By:  /s/ James Nicholls
     ----------------------------------
     James Nicholls


MBA I, LLC

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary


CITITRUST (JERSEY) LIMITED

By:  /s/ Breege Jude
     ----------------------------------
     Breege Jude, Director


JMD PROTECTOR, INC.

By:  /s/ James M. Dubin
     ----------------------------------
     James M. Dubin
     President, Director


BALLUTA LIMITED

By:  /s/ Robert J. Banfield
     ----------------------------------
     Robert J. Banfield

MARILYN B. ARISON 2003 TRUST

By:  /s/ James M. Dubin
     ----------------------------------
     James M. Dubin
     Trustee


CONTINUED TRUST FOR
MICHAEL ARISON, JMD DELAWARE,
INC., TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


MICHAEL ARISON 1999
IRREVOCABLE DELAWARE TRUST
JMD DELAWARE, INC., TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


JJO DELAWARE, INC.

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


/s/ John J. O'Neil
---------------------------------------
John J. O'Neil